SUPPLEMENT DATED OCTOBER 21, 2009
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
DATED NOVEMBER 30, 2008

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund

Kansas Insured Intermediate Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

On October 19, 2009, the Board of Trustees of Integrity Managed Portfolios approved the following changes which are effective as of October 21, 2009:

I.	Change to Expected Average Dollar Weighted Maturity for New Hampshire Municipal Fund and Maine Municipal Fund Only

The expected average dollar weighted maturities of the portfolios of each of the New Hampshire Municipal Fund and the Maine Municipal Fund, which are described on pages 20 and 12, respectively, of the Prospectus as "between 5 and 15 years," have been revised to be "between 5 and 20 years."

II.	Change to insurer requirements for Kansas Insured Intermediate Fund Only

Although the Kansas Insured Intermediate Fund (the "Kansas Insured Fund") will continue to invest in insured municipal securities in accordance with its related fundamental investment policy, the requirement, as described on page 32 of the Prospectus and page B-11 of the SAI, that the insurers of such municipal securities have (i) total assets of at least $75 million, (ii) capital and surplus of at least $50 million and (iii) a claims-paying ability that is rated at least "A" by independent ratings agencies such as Moody's Investors Service or Standard & Poor's Ratings Services at the time of purchase, has been removed. Accordingly, the first three sentences of the second paragraph under the heading "Rating Requirements -- Kansas Insured Fund" on page 32 of the Prospectus and the second sentence of the paragraph under the heading "Investment Policies of the Funds -- Kansas Insured Intermediate Fund -- Bond Insurance for the Kansas Insured Fund" on page B-11 of the SAI are deleted.

III.	Change to Investment Policy for Kansas Municipal Fund, Kansas Insured Fund, Nebraska Municipal Fund, and Oklahoma Municipal Funds Only

The requirement that lease obligations purchased by the Kansas Municipal Fund, Kansas Insured Fund, Nebraska Municipal Fund or Oklahoma Municipal Fund be rated in the top rating category by independent rating agencies (as described on page 31 of the Prospectus and page B-5 of the SAI) has been removed.

The information set forth in the Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.